SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934




Date of the Report:    February 5, 1996     Commission file number 1-5805

                       CHEMICAL BANKING CORPORATION
          (Exact name of registrant as specified in its charter)








          Delaware                                13-2624428
(State or other jurisdiction                 (I.R.S. Employer
     of incorporation)                       Identification No.)




   270 Park Avenue, New York, New York             10017-2070
   (Address of principal executive offices)        (Zip Code)




     Registrant's telephone number, including area code (212) 270-6000

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Items 5.  Other Events

Chemical Banking Corporation ("Chemical") and The Chase Manhattan Corporation ("Chase") announced on February 1, 1996 that the effective date of the merger of their holding companies will be March 31, 1996. Chemical and Chase said that the merger of their subsidiary banks, Chemical Bank and The Chase Manhattan Bank, N.A., will occur later in 1996 in accordance with their original plans.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed with this Report:

Exhibit Number                               Description

99                                           Press Release

                                 SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CHEMICAL BANKING CORPORATION
                                             (Registrant)



Dated:  February 5, 1996           By    /s/John B. Wynne
                                            John B. Wynne
                                            Secretary

                               EXHIBIT INDEX



Exhibit Number                          Description

99                                      Press Release